EXHIBIT 99.4

--------------------------------------------------------------------------------
                                                        MONTHLY OPERATING REPORT

-------------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-------------------------------------------

-------------------------------------------
JUDGE: BARBARA J. HOUSER
-------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2000

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ DREW KEITH                                                      CFO
---------------------------------------                     --------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                            TITLE

Drew Keith                                                        9/20/00
---------------------------------------                     --------------------
PRINTED NAME OF RESPONSIBLE PARTY                                   DATE

PREPARER:

/s/ JESSICA L. WILSON                                       CORPORATE CONTROLLER
---------------------------------------                     --------------------
ORIGINAL SIGNATURE OF PREPARER                                     TITLE

Jessica L. Wilson                                                 9/20/00
---------------------------------------                     --------------------
PRINTED NAME OF PREPARER                                            DATE

                                                        MONTHLY OPERATING REPORT

----------------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-1
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
----------------------------------------------

---------------------------------------------------------------------
COMPARATIVE BALANCE SHEET
-----------------------------------------------------------------------------------------------------------------------------
                                                                           MONTH             MONTH              MONTH
                                                       SCHEDULE      --------------------------------------------------------
ASSETS                                                  AMOUNT           July 2000        August 2000
-----------------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                                     $40,098           $30,292            $30,292
-----------------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                                              $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                            $40,098           $30,292            $30,292                 $0
-----------------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                          $9,006,275        $7,911,886         $7,373,845
-----------------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                         $20,429,725       $20,185,546        $20,210,735
-----------------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                                             $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                                       $258,310            $98,969
-----------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                               $21,367,511     ($348,677,077)     ($349,262,961)
-----------------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                              $50,843,609     ($320,291,043)     ($321,549,120)                $0
-----------------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT                      $474,988,760      $566,864,544       $566,833,977
-----------------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION / DEPLETION                                            $89,110,093        $89,107,595
-----------------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                                        $474,988,760      $477,754,451       $477,726,382                 $0
-----------------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                                      $599,113                 $0
-----------------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                                                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                                                          $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                                     $525,832,369      $158,062,521       $156,177,262                 $0
-----------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                                        $94,965           $107,731
-----------------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                                $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                                $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                            $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                                 $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                                   ($726,656)         ($967,240)
-----------------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                           ($631,691)         ($859,509)                $0
-----------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                      $23,187,921       $23,109,424        $23,109,424
-----------------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                                      $4,672,323                $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                                   $392,188,633       $14,942,082        $17,477,245
-----------------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                                 $92,595,199        $88,750,302
-----------------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES                    $420,048,877      $130,646,705       $129,336,971                 $0
-----------------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                                $420,048,877      $130,015,014       $128,477,462                 $0
-----------------------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                          $29,200,132        $29,200,132
-----------------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                                    ($1,152,625)       ($1,500,332)
-----------------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
-----------------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                               $0       $28,047,507        $27,699,800                 $0
-----------------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                                   $420,048,877      $158,062,521       $156,177,262                 $0
-----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-2
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------------------------------------------
                                                              MONTH          MONTH          MONTH
                                                          ---------------------------------------------   QUARTER
REVENUES                                                    July 2000     August 2000                      TOTAL
----------------------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                                  $0        $14,500                       $14,500
----------------------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                                       $0             $0                            $0
----------------------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                                     $0        $14,500             $0        $14,500
----------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------------
4.    MATERIAL                                                        $0             $0                            $0
----------------------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                                    $0             $0                            $0
----------------------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                                 $0             $0                            $0
----------------------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                                        $0             $0             $0             $0
----------------------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                                    $0        $14,500             $0        $14,500
----------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
9.    OFFICER/INSIDER COMPENSATION                                    $0             $0                            $0
----------------------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                                             $0             $0                            $0
----------------------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                                  $190,377       $174,931                      $365,308
----------------------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                                               $21,437             $0                       $21,437
----------------------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                                             $0             $0                            $0
----------------------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                                  $211,814       $174,931             $0       $386,745
----------------------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                                         ($211,814)     ($160,431)            $0      ($372,245)
----------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)                                $0             $0                            $0
----------------------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)                               $0       $108,626                      $108,626
----------------------------------------------------------------------------------------------------------------------
18.   INTEREST  EXPENSE                                         $386,989       $310,537                      $697,526
----------------------------------------------------------------------------------------------------------------------
19.   DEPRECIATION/DEPLETION                                          $0             $0                            $0
----------------------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                                    $0             $0                            $0
----------------------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                                             $0             $0                            $0
----------------------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES                               $386,989       $419,163             $0       $806,152
----------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                                               $0             $0                            $0
----------------------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                                               $0             $0                            $0
----------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                             $0             $0                            $0
----------------------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES                                   $0             $0             $0             $0
----------------------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                               ($239,521)     ($231,838)                    ($471,359)
----------------------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                                        ($359,282)     ($347,756)            $0      ($707,038)
----------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------------------------
CASE  NAME:  KITTY HAWK INTERNATIONAL, INC.             ACCRUAL BASIS-3
---------------------------------------------

---------------------------------------------
CASE  NUMBER: 400-42144                                 02/13/95, RWD, 2/96
---------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      MONTH           MONTH            MONTH
CASH RECEIPTS AND                                 -------------------------------------------------    QUARTER
DISBURSEMENTS                                        July 2000      August 2000                         TOTAL
--------------------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING  OF  MONTH                         $30,292          $30,292                          $30,292
--------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------------
2.    CASH SALES                                               $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------------------------------
3.    PREPETITION                                              $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                         $5,000         $690,326                         $695,326
--------------------------------------------------------------------------------------------------------------------
5.    TOTAL  OPERATING  RECEIPTS                           $5,000         $690,326              $0         $695,326
--------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                           $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                           $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                                 ($5,000)       ($690,326)                       ($695,326)
--------------------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                        ($5,000)       ($690,326)             $0        ($695,326)
--------------------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                                           $0              ($0)             $0              ($0)
--------------------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                                $30,292          $30,292              $0          $30,292
--------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                              $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                                       $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
14.   SALES, USE & THER TAXES PAID                             $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES                                $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
16.   UTILITIES                                                $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
17.   INSURANCE                                                $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                                      $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                         $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
20.   TRAVEL                                                   $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                            $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                                    $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                                 $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                              $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                      $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                            $0               $0              $0               $0
--------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                                        $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                                        $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                                      $0               $0                               $0
--------------------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                            $0               $0              $0               $0
--------------------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                                      $0               $0              $0               $0
--------------------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                                            $0              ($0)             $0              ($0)
--------------------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                                 $30,292          $30,292              $0          $30,292
--------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-4
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
---------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                  MONTH           MONTH            MONTH
                                                                SCHEDULE     -------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                        AMOUNT         July 2000      August 2000
------------------------------------------------------------------------------------------------------------------------------
1.     0-30                                                                         ($21,000)              $0
------------------------------------------------------------------------------------------------------------------------------
2.     31-60                                                                        ($16,000)              $0
------------------------------------------------------------------------------------------------------------------------------
3.     61-90                                                                            $200               $0
------------------------------------------------------------------------------------------------------------------------------
4.     91+                                                                        $7,948,686       $7,373,845
------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                                          $0      $7,911,886       $7,373,845              $0
------------------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                                    $0               $0
------------------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                                          $0      $7,911,886       $7,373,845              $0
------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------         MONTH:   August 2000
AGING OF POSTPETITION TAXES AND PAYABLES                                                     ---------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                  0-30            31-60           61-90            91+
TAXES  PAYABLE                                    DAYS            DAYS            DAYS             DAYS            TOTAL
------------------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                                            $0              $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------------------
2.     STATE                                              $0              $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                              $0              $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                                $0              $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE                                $0              $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                              $32,894          $3,414          $3,151          $68,272        $107,731
------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------                         MONTH:   August 2000
STATUS OF POSTPETITION TAXES
------------------------------------------------------------------------------------------------------------------------------
                                                                BEGINNING        AMOUNT                           ENDING
                                                                   TAX        WITHHELD AND/       AMOUNT            TAX
FEDERAL                                                        LIABILITY*      0R ACCRUED          PAID          LIABILITY
------------------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                                      $0         $14,134          $14,134              $0
------------------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                                       $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                             $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                                $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                                $0         $14,134          $14,134              $0
------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------------------
9.     SALES                                                              $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                             $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                                       $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                                      $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                                  $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                                $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                                $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                                        $0         $14,134          $14,134              $0
------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

--------------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-5
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
--------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH:     August 2000
---------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                               Account #1               Account #2           Account #3
---------------------------------------------------------------------------------------------------------------------------------
A.          BANK:                                   Bank One                 Bank One             Bank One
                                          -----------------------------------------------------------------------
B.           ACCOUNT NUMBER:                       1559691322               1559691330           9320014690           TOTAL
                                          -----------------------------------------------------------------------
C.           PURPOSE (TYPE):                         Deposit                  Payroll         Health Insurance
---------------------------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                                    $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                              $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                                  $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                                       $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                                   $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN            N/A - Lockbox only           No activity        Account closed
---------------------------------------------------------------------------------------------------------------------------------
------------------------------------------
INVESTMENT ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------------
                                                     DATE OF                  TYPE OF             PURCHASE           CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE                INSTRUMENT             PRICE              VALUE
---------------------------------------------------------------------------------------------------------------------------------
7.     N/A
---------------------------------------------------------------------------------------------------------------------------------
8.     N/A
---------------------------------------------------------------------------------------------------------------------------------
9.     N/A
---------------------------------------------------------------------------------------------------------------------------------
10.    N/A
---------------------------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                                      $0              $0
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------
CASH
---------------------------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                                  $30,292
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                                         $30,292
---------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-6
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
---------------------------------------------
                                                   MONTH:  August 2000

---------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
---------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------
                                  INSIDERS
-----------------------------------------------------------------------------
                                    TYPE OF         AMOUNT      TOTAL PAID
              NAME                  PAYMENT          PAID         TO DATE
-----------------------------------------------------------------------------
1.   Pete Sanderlin            Salary                       $0       $17,200
-----------------------------------------------------------------------------
2.   Tom Mealie                Salary                       $0       $17,200
-----------------------------------------------------------------------------
3.   N/A
-----------------------------------------------------------------------------
4.   N/A
-----------------------------------------------------------------------------
5.   N/A
-----------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                            $0       $34,400
-----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                             PROFESSIONALS
---------------------------------------------------------------------------------------------------------
                                 DATE OF COURT                                                 TOTAL
                               ORDER AUTHORIZING    AMOUNT        AMOUNT      TOTAL PAID     INCURRED
                   NAME             PAYMENT        APPROVED        PAID         TO DATE     & UNPAID *
---------------------------------------------------------------------------------------------------------
1.   N/A
---------------------------------------------------------------------------------------------------------
2.   N/A
---------------------------------------------------------------------------------------------------------
3.   N/A
---------------------------------------------------------------------------------------------------------
4.   N/A
---------------------------------------------------------------------------------------------------------
5.   N/A
---------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                       $0            $0            $0            $0
---------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                   SCHEDULED      AMOUNTS
                                                    MONTHLY        PAID          TOTAL
                                                   PAYMENTS       DURING        UNPAID
                NAME OF CREDITOR                      DUE          MONTH     POSTPETITION
-------------------------------------------------------------------------------------------
1.   N/A                                                                                $0
-------------------------------------------------------------------------------------------
2.   N/A                                                                                $0
-------------------------------------------------------------------------------------------
3.   N/A                                                                                $0
-------------------------------------------------------------------------------------------
4.   N/A                                                                                $0
-------------------------------------------------------------------------------------------
5.   N/A                                                                                $0
-------------------------------------------------------------------------------------------
6    TOTAL                                                  $0            $0            $0
-------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-------------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL  BASIS-7
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-------------------------------------------

                                                                      MONTH: July 2000
                                                                             ------------------------

-----------------------------------
QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------
                                                                                YES             NO
---------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                       X
---------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                 X
---------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                           X
---------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                     X
---------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                     X
---------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                               X
---------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                  X
---------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                           X
---------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                 X
---------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                                X
---------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                          X
---------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                            X
---------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon acceptance/rejection of leases.
---------------------------------------------------------------------------------------------------------
A house was sold to Connie Kalitta for $80,000 in connection with a settlement agreement.
---------------------------------------------------------------------------------------------------------
Certain Inventory and aircraft rotable parts were sold in a partial auction during August 2000. The auction will continue into September and the transaction will be recorded in September. Approximately
$4.9 million of proceeds were generated. Inventory and aircraft rotables are collateral for the Company's
Line of Credit with Wells Fargo Bank.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
-----------------------------------
INSURANCE
-----------------------------------------------------------------------------------------------------
                                                                                YES          NO
-----------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                   X
-----------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                     X
-----------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                          INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------
           TYPE  OF                                                              PAYMENT AMOUNT
            POLICY                   CARRIER          PERIOD COVERED               & FREQUENCY
-----------------------------------------------------------------------------------------------------
      See Kitty Hawk, Inc. Case #400-42141
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK INTERNATIONAL, INC.                   FOOTNOTES SUPPLEMENT
----------------------------------------------------------

----------------------------------------------------------
CASE NUMBER: 400-42144                                          ACCRUAL BASIS
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                                                MONTH:     August 2000

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ACCRUAL BASIS          LINE
 FORM NUMBER          NUMBER                               FOOTNOTE / EXPLANATION
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
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       6                       All Professional fees related to the Reorganization of the
                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
                                 Company). Refer to Case # 400-42141
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       7                       All insurance plans related to the Company are carried
                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                 400-42141.
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      General                  This operation closed in May of 2000. Costs incurred during
                                  August 2000 consisted of costs associated with shut down
                                  procedures, maintaining collateral and writing off
`                                 uncollectible receivables.
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       3                8      All cash received into the Company cash accounts is swept
                                  each night to Kitty Hawk, Inc. Master Account (see Case
                                  #400-42141).
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       3                31     All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
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       4                6      All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
                                  are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
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       3                28     All payments are made by Kitty Hawk, Inc. (Case #400-42141)
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      General                  In August 2000, Kitty Hawk International conducted a partial auction of aircraft parts, which netted the Company approximately
                                 $4.9 million. This transaction will be recorded in September 2000 with the conclusion of the auction. The cash proceeds are held in a separate operating account as distinct funds as the aircraft parts are collateral on the Company's bank loans.
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

CASE NAME: KITTY HAWK INTERNATIONAL, INC.

CASE NUMBER: 400-42144

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                                      August 2000


8.    OTHER (ATTACH LIST)                              $ (349,262,961)Reported
                                               -----------------------
         Intercompany Receivables                        (377,522,598)
         A/R Senior Noteholders                               232,961
         A/R Other                                            (87,873)
         A/R 401(k) Loan                                      (10,048)
         A/R Employees                                         (1,470)
         A/R Insurance                                        133,954
         A/R Payroll Advance                                      679
         A/R Travel Advance                                      (520)
         A/R Pass Thru billings                              (114,500)
         A/R Aging Reconciling item                            35,440
         Fuel Inventory                                        25,430
         Fuel Intoplane suspense                                9,580
         Deferred Taxes                                    13,097,746
         Aircraft held for resale                          13,798,267
         Intangible Brazil Landings                           377,745
         Loan Org Costs                                       127,072
         Deposits - Landing Fees                                5,016
         Deposits - Aircraft                                  584,321
         Accum Amortization                                  (379,229)
         Security Deposit                                     425,066
                                               -----------------------
                                                         (349,262,961)Detail
                                               -----------------------
                                                                 -    Difference



22.   OTHER (ATTACH LIST)                                  $ (967,240)Reported
                                               -----------------------
         Accrued income taxes                              (1,000,255)
         Accrued 401(k)                                        (5,358)
         Accrued payroll taxes                                    873
         Accrued Fuel                                          37,500
                                               -----------------------
                                                             (967,240)Detail
                                               -----------------------
                                                                 -    Difference

CASE NAME: KITTY HAWK INTERNATIONAL, INC.

CASE NUMBER: 400-42144

DETAILS OF OTHER ITEMS

27.   OTHER (ATTACH LIST)                                $ 88,750,302 Reported
                                               -----------------------
         Deferred Taxes                                    87,246,212
         Accrued Taxes payable                            (18,954,646)
         Aircraft Maintenance Reserves                     11,514,163
         Accrued Fuel expenses                              5,403,028
         Prepaid Fuel                                      (5,661,963)
         Accrued Salaries/Vacation/Employee Benefits        4,075,349
         Uncleared 4/28/00 Payroll Checks                      66,601
         A/P Other/Accrued/Unrecorded                        (273,916)
         Purchase reserves                                  1,762,176
         Accrued Landing fees/parking/cargo fees            1,644,307
         Various accrued taxes                              1,313,200
         Other Misc accruals                                  615,791
                                               -----------------------
                                                           88,750,302 Detail
                                               -----------------------
                                                                 -    Differnece



ACCRUAL BASIS-2
17.   NON-OPERATING EXPENSE (ATT. LIST)                      $108,626 Reported
                                               -----------------------
         Gain on asset sale to Connie Kalitta                 (51,931)
         Fuel tax refunds                                     (44,572)
         Write off misc receivables                           205,129
                                               -----------------------
                                                              108,626 Detail
                                               -----------------------
                                                                 -    Difference


ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                    (690,326)Reported
                                               -----------------------
         Transfer to Inc - all money sweeps                  (690,326)Detail
                                               -----------------------
            to KH Inc. Case #400-42141                           -    Difference
                                               -----------------------